Exhibit 10.1

Warrant Amendment

Amendment (this “Amendment”), dated March 31, 2005, to the Series C Warrant (the “Warrant”), granted to Satellite Strategic Finance Associates, LLC by Applied Digital Solutions, Inc. (the “Company”) on October 21, 2004 in connection with a financing transaction.

Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Warrant. The parties hereby agree that the Exercise Price shall be fixed at one cent ($0.01) above the closing price on the date hereof (as reported by Nasdaq) for one share of the Company’s common stock. All other terms of the Warrant shall remain unchanged and Sections 11 (notices), 13 (applicable law), and 14 (amendments) shall apply to this Amendment as if set forth herein (mutatis mutandis).

APPLIED DIGITAL SOLUTIONS, INC.

By:	/s/Scott R. Silverman
Scott R. Silverman
Chairman and Chief Executive Officer

SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC,
as owner of 100% of the Warrant

By:	/s/ Simon Raykher
Name: Simon Raykher
Title: General Counsel